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                   SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549

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                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):  April 24, 2000



                          ANGELICA CORPORATION

         (Exact name of registrant as specified in its charter)

           Missouri                     1-5674            43-0905260
(State or other jurisdiction of    (Commission File    (I.R.S. Employer
        incorporation)                  Number)         Identification
                                                           Number)


       424 South Woods Mill Road                          63017-3406
         Chesterfield, Missouri                           (Zip Code)
(Address of principal executive offices)

                             (314) 854-3800
           Registrant's telephone number, including area code



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ITEM 5.  OTHER EVENTS

         In a press release dated April 24, 2000, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, Angelica Corporation announced that it will reduce its quarterly dividend to $.08 per share from its current quarterly rate of $.24 per share ($.96 per share annually). The new anticipated per share rate of $.08 per quarter ($.32 per year) would be effective with the July 1 dividend, expected to be declared next month. The Company also announced that the Board of Directors had authorized a stock repurchase program of up to 2,000,000 shares during the next three years.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)    Exhibits
                --------

         Item   Exhibit

         99.1   Press Release, dated April 24, 2000.



                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 28, 2000


                                    ANGELICA CORPORATION


                                    By:  /s/ Theodore M. Armstrong
                                       -----------------------------
                                         Theodore M. Armstrong
                                         Chief Financial Officer



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                       EXHIBIT INDEX

Exhibit
Number
------

99.1      Press Release, dated April 24, 2000.




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